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                                                                    Exhibit 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement on Form S-8 filed by EvergreenBancorp, Inc., pertaining to the EvergreenBancorp, Inc. Amended 2000 Stock Option Plan of our report dated February 6, 2004, included in the Annual Report on Form 10-K for the year ended December 31, 2003.

                                           Crowe Chizek and Company LLC

                                           /s/ Crowe Chizek and Company LLC

Oak Brook, Illinois
May 10, 2004